Exhibit 10.5

REDEMPTION AGREEMENT

This REDEMPTION AGREEMENT (this “Agreement”) is made as of February 22, 2024 (the “Effective Date”), by and among TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES FUND (“TGNRF”), TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES LIMITED (“TGF LIC”), TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES SEGREGATED PORTFOLIO (“TGNRF-USD”), TRIBECA GNRI SP (“TGNRFI-SP-USD”) (TGNRF, TGF-LIC, TGNRF-USD, and TGNRFI-SP-USD, collectively “Tribeca Funds”, or the “Seller”) and CLS Holdings USA, Inc., a Nevada corporation (the “Company”).

WHEREAS, Tribeca Funds owns an aggregate of 13,174,402 shares of the Company's common stock (the “Shares”);

WHEREAS, Tribeca Funds holds warrants to purchase 454,548 shares of the Company's common stock (the “Warrants”);

WHEREAS, certain Tribeca Funds purchased from the Company (i) that certain Second Amended and Restated Unsecured Debenture No. CLSH2023-AD3, dated December 31, 2023 in original principal amount of $500,000; (ii) that certain Second Amended and Restated Unsecured Debenture No. CLSH2023-AD4, dated December 31, 2023 in original principal amount of

$500,000; and (iii) that certain Second Amended and Restated Unsecured Debenture No. CLSH2023-AD5, dated December 31, 2023 in original principal amount of $500,000 (together, the debentures described in clauses (i) through (iii), the “Debentures”);

WHEREAS, the Seller desires to sell, and the Company desires to redeem, the Shares, Warrants and Debentures (together, the “Redeemed Securities”) on the terms set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Purchase Price. The Company shall redeem the Redeemed Securities as of the Effective Date for the aggregate purchase price of One Million, Two Hundred Fifty Thousand and 00/100 U.S. Dollars ($1,250,000.00) (the “Purchase Price”). The Purchase Price shall be allocated as follows:

Entity Name	Shares	Debenture and Warrants	Total Purchase Price
TGNRF	$165,425.73	$221,237.59	$386,663.31
TGF-LIC	$165,425.73	$221,237.59	$386,663.31
TGNRF-USD	$115,370.68	$221,237.59	$336,608.27
TGNRFI-SP-USD	$140,065.11	$0	$140,065.11
TOTAL	$586,287.24	$663 712.76	$1,250,000.00

2.	Payment of Purchase Price; Further Actions.

a.

Company Payment. No later than two (2) business days following the Effective Date, the Company shall deliver to Odyssey Trust Company $1,250,000. The Company shall instruct Odyssey to pay the Seller by paying each of TGNRF, TGF LIC, TGNRF-USD and TGNRFI-SP-USD the amounts set forth opposite such entity's name in the chart set forth in Section 1. The Company shall notify the Seller, which notification may be in the form of electronic mail, when it has sent this payment.

b.

Share Cancellation. No later than ten (10) business days following the Effective Date, the Seller shall cause its broker to deliver to VStock Transfer a OWAC Withdrawal and Shares Cancellation Form (the “Cancellation Form”) with respect to the shares of Company common stock held by each of TGNRF, TGF-LIC and TGNRF-USD and TGNRFl-SP-USD using the form provided by VStock Transfer and attached hereto as Exhibit A. The Seller shall notify the Company, which notification may be in the form of electronic mail, when the Cancellation Form has been delivered to VStock Transfer.

c.

Debenture and Warrant Cancellation. As soon as practicable following the Effective Date, Seller shall send the Warrants to the Company for cancellation. No later than two (2) business days following the date Odyssey makes the payments of the Purchase Price to Seller, the Company shall send copies of (i) the Debentures marked “Paid In Full” and (ii) the Warrants marked “Cancelled” to Seller by electronic mail.

4.	Representations and Warranties.

a.

Representations and Warranties by the Seller. The Seller represents and warrants to the Company that the Seller is the absolute beneficial owner of the Shares, the Debentures and the Warrants, with good and marketable title thereto, free and clear of any liens, charges, encumbrances, security interests or rights of others, and that the Seller is exclusively entitled to possess and dispose of same.

b.

Representations and Warranties by the Company. The Company represents and warrants to the Seller that the Company is not bound by any agreement that would prevent or prohibit the transactions contemplated in this Agreement. This Agreement is not in violation of any applicable federal or state law, rule, regulation, or judgment including applicable securities acts and regulations. All approvals of the transactions contemplated hereby required by the Operating Agreement to be obtained from the Company's members have been obtained on or prior to the Effective Date.

5.	Governing Law; Venue. This Agreement, and all questions concerning the construction, validity, and interpretation of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any other jurisdiction. The Company and the Seller hereby submit to the jurisdiction of the state courts of Arizona and to the jurisdiction of the United States District Court for the District of Nevada.

6.

Attorneys' Fees. The prevailing party in any action shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

7.	Waiver. No waiver by any party of any right on any occasion shall be construed as a bar to or waiver of any right or remedy on any future occasion.

8.

Severability. If any provision of this Agreement shall be held or deemed to be invalid, inoperative, or unenforceable, the remaining provisions herein contained shall nonetheless continue to be valid, operative, and enforceable as though the invalid, inoperative or unenforceable provision had not been included in this Agreement.

9.	Captions. All paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the content of this Agreement.

10.	Agreement Binding. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

11.	Amendment. This Agreement may be altered, amended, or modified only by a writing signed by the parties hereto.

12.

Further Assurances. The parties hereto and their respective successors and assigns, officers, and directors, shall do all such things, execute all such documents, and provide all such reasonable assurances as may be required to carry out the terms and purposes of this Agreement.

13.	Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Seller have executed this Redemption Agreement as of the date first written above.

COMPANY:	SELLER: TRIBECA INVESTMENT
PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES LIMITED

CLS HOLDINGS USA, INC.

By: /s/ Andrew Glashow	By: /s/ Ben Cleary
Name: Andrew Glashow
Title: Chairman and CEO	Name: Ben Cleary

SELLER: TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES FUND

By: /s/ Ben Cleary

Name: Ben Cleary

SELLER: TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GNRl SP

By: /s/ Ben Cleary

Name: Ben Cleary

SELLER: TRIBECA INVESTMENT PARTNERS PTY LTD - TRIBECA GLOBAL NATURAL RESOURCES SEGREGATED PORTFOLIO

By: /s/ Ben Cleary

Name: Ben Cleary

EXHIBIT A

[See attached]

18 Lafayette Place • Woodmere, NY 11598 • (212) 828-8436 Main • (646) 536-3179 Fax

Company Name:                                               Symbol:                        CUSIP No:

Brokerage Firm:                                                          DTC Participant Number:

Account Name:                                                             Account Number:

Number of Shares Being Withdrawn:

Current Shareholder:

Address:

SS or Tax ID Number:

Telephone:                                                     E-Mail:

REQUEST TO CANCEL SHARES AND RETURN TO TREASURY:

You are hereby authorized and directed to cancel on your books and return to treasury the above identified shares of common stock. Please return the shares to Lans Holdings Inc. unissued status effective upon withdrawal.

Current Owner(s) Signatures:                                                          Today’s Date:

Medallion Guarantee Stamp Area: For registration/ownership changes - the owner of the shares must have their signature “medallion guaranteed” by an approved bank, broker, or other financial institution associated with the medallion program, such as STAMP, SEMP or MSP.